Operating Lease Equipment	12 Months Ended
Dec. 31, 2013
Operating Lease Equipment [Abstract]
Operating Lease Equipment

NOTE 5 — OPERATING LEASE EQUIPMENT

The following table provides the net book value (net of accumulated depreciation of $1.5 billion at December 31, 2013 and $1.2 billion at December 31, 2012) of operating lease equipment, by equipment type.

Operating Lease Equipment (dollars in millions)

	December 31, 2013	December 31, 2012
Commercial aircraft (including regional aircraft)	$ 8,229.1	$ 8,061.4
Railcars and locomotives	4,500.1	4,053.1
Other equipment	306.2	297.2
Total(1)	$ 13,035.4	$ 12,411.7

(1)	Includes equipment off-lease of $144.7 million and $202.5 million at December 31, 2013 and 2012, respectively, primarily consisting of rail and aerospace assets.

The following table presents future minimum lease rentals due on non-cancelable operating leases at December 31, 2013. Excluded from this table are variable rentals calculated on asset usage levels, re-leasing rentals, and expected sales proceeds from remarketing equipment at lease expiration, all of which are components of operating lease profitability.

Minimum Lease Rentals Due (dollars in millions)

Years Ended December 31,
2014	$ 1,607.6
2015	1,382.0
2016	1,142.9
2017	881.1
2018	650.7
Thereafter	1,516.7
Total	$ 7,181.0